UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Turtle Beach Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! TURTLE BEACH CORPORATION 2026 Virtual Annual Meeting Vote by June 1, 2026 11:59 PM ETOr at the Virtual Annual Meeting on June 2, 2026 9:00 AM PT TURTLE BEACH CORPORATION 15822 BERNARDO CENTER DRIVE, SUITE 105 SAN DIEGO, CA 92127 V88246-P48891 You invested in TURTLE BEACH CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Virtual Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 19, 2026. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 2, 2026 9:00 AM PT Virtually at: www.virtualshareholdermeeting.com/TBCH2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. William Wyatt 1b. Libby B. Bush 1c. Lee Haspel 1d. Cris Keirn 1e. Daniela Kelley 1f. Julia W. Sze 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. An advisory vote on the compensation of our named executive officers (“Say-on-Pay”). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V88247-P48891